2013 Fourth Quarter & Year-End Conference Call

Speakers (in sequence)

Scott Bonikowsky
Vice President, Corporate, Public & Government Affairs

Marc Caira
President & Chief Executive Officer

Cynthia Devine
Chief Financial Officer

2

Certain information in this presentation, including information regarding future economic performance, finances, and plans, expectations, objectives and targets of management, constitutes forward-looking information within the meaning of Canadian securities laws and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We refer to all of these as forward-looking statements. Various factors including competition in the quick service segment of the food service industry, general economic conditions and others described as “risk factors” in the Company’s 2012 Annual Report on Form 10-K filed February 21st, 2013, our Quarterly Report on Form 10-Q filed on November 7th, 2013, and our 2013 Annual Report on Form 10-K expected to be filed on or about February 25th, 2014 with the U.S. Securities and Exchange Commission and Canadian Securities Administrators, could affect the Company’s actual results and cause such results to differ materially from those expressed in, or implied by, forward-looking statements. As such, readers are cautioned not to place undue reliance on forward-looking statements contained in this presentation, which speak only as to management’s expectations as of the date hereof. Forward-looking statements are based on a number of assumptions which may prove to be incorrect, including, but not limited to, assumptions about: the absence of an adverse event or condition that damages our strong brand position and reputation; the absence of a material increase in competition or in volume or type of competitive activity within the quick service restaurant segment of the food service industry; our ability to obtain financing on favourable terms; our ability to maintain an investment grade credit rating; prospects and execution risks concerning our U.S. market strategy; general worldwide economic conditions; cost and availability of commodities; the ability to retain our senior management team or the inability to attract and retain qualified personnel; continuing positive working relationships with the majority of the Company’s restaurant owners; the absence of any material adverse effects arising as a result of litigation; and there being no significant change in the Company’s ability to comply with current or future regulatory requirements. We are presenting this information for the purpose of informing you of management’s current expectations regarding these matters, and this information may not be appropriate for any other purpose. We assume no obligation to update or alter any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. Please review the Company's Safe Harbor Statement at www.timhortons.com/ca/en/about/safeharbor.html. Safe Harbor Statement 3

MARC CAIRA President & Chief Executive Officer

Q4 2013 Overview Low-growth environment and continued competitive intensity Focus on positioning the Company to succeed Good progress during the quarter on foundational initiatives 5

2013 Performance Review Targets announced in February 2013. In August 2013, the Company advised that it expected to fall below its targeted full year same-store sales growth range. *Full Serve Restaurants Measure Target Actual Canada U.S. Canada U.S. Same-Store Sales Growth 2% - 4% 3% - 5% 1.1% 1.8% Restaurant Development 160 – 180 70 – 90* 168 74* Diluted EPS $2.87 - $2.97 $2.82 (in CDN $)

Simplification Completed digital menu board redesign Clearer choices and combo options Delisted SKUs Restaurant-level operational improvements 7

Menu Innovation and Promotions 8 New Innovations Grilled Steak & Cheese Panini Jalapeño Biscuit Breakfast Sandwich (Can.) Steak & Egg Breakfast Sandwich (U.S.) Dark Roast Coffee (pilot) Promotions Beef Lasagna Casserole Extreme Italian Sandwich Features Gingerbread Latte Candy Cane Hot Chocolate

Technology Innovation Mobile tap & scan payment options TimsTV: proprietary digital entertainment network Dual-payment, loyalty reward card Co-branded under CIBC and Tim Hortons Cardholder accumulates Tim Cash rewards 9

Restaurant Renovations in Canada 10 139 restaurant renovations in Q4 and nearly 300 in FY2013 >600 drive-thru enhancements in Q4 and >1,400 in FY2013

Two Decisions Reached in Q4 1. Closed a number of underperforming restaurants in various U.S. markets 2. Removing Cold Stone Creamery from Tim Hortons locations in Canada • Decision does not affect our U.S. co-branded locations 11

Single-Serve Platforms to be Sold Through the Grocery Channel • Both platforms will be entering the grocery channel this summer ⁻ Grocery segment represents ~40% of the overall single-serve coffee market dollars in Canada • Growing our share in grocery coffee sales, ultimately benefiting Restaurant Owners and the Company, by supplying loyal guests with another avenue to enjoy our premium coffee 12 All trademarks of the companies listed above are reserved by their respective owners 12

CYNTHIA DEVINE Chief Financial Officer

Top-Line Sales Growth 14 Percentages represent year-over-year comparisons, unless otherwise noted. *Constant currency basis. (1) Systemwide sales growth includes restaurant sales at both Franchised and Company-operated restaurants. (2) Same-stores sales growth includes sales at Franchised and Company-operated restaurants open for 13 months or more. See information on slide 23 regarding these measures. 2013 2012 2013 Q4 Q4 FY Systemwide Sales Growth(1)* 4.7% 5.7% 4.1% 10.7% 11.4% 9.5% Same-Store Sales Growth(2) 1.6% 2.6% 1.1% 3.1% 3.2% 1.8%

15 Q4 & FY 2013 – Revenues All numbers rounded. N/M – Not Meaningful. ($ in millions CDN) 2013 2012% 2013 Q4 Q4 Change FY Sales Distribution sales $498.9 $474.4 5.2% $1,872.3 Company-operated restaurant sales 5.2 6.5 (20.6%) 23.7 Sales from VIEs 93.6 89.1 5.0% 369.9 $597.7 $570.0 4.8% $2,265.9 Franchise revenues Rents & royalties $212.4 $200.3 6.0% $821.2 Franchise fees 88.5 41.3 N/M 168.4 300.8 241.6 24.5% 989.6 Total revenues $898.5 $811.6 10.7% $3,255.5

16 Q4 & FY 2013 – Costs & Expenses All numbers rounded. N/M – Not Meaningful. ($ in millions CDN) 2013 2012% 2013 Q4 Q4 Change FY Cost of sales $520.6 $501.9 3.7% $1,972.9 Operating expenses 90.8 72.9 24.6% 321.8 Franchise fee costs 78.9 39.5 N/M 162.6 General & administrative expenses 44.0 41.3 6.7% 159.5 Equity (income) (3.8) (3.6) 5.3% (15.2) Corporate reorganization expenses 0.7 9.0 N/M 11.8 De-branding costs 19.0 - N/M 19.0 Asset impairment - - - 2.9 Other (income) expense, net 0.5 0.3 N/M (0.9) Total costs & expenses, net $750.7 $661.2 13.5% $2,634.4

Q4 & FY 2013 – Earnings Highlights All numbers rounded. *Adjusted operating income is a non-GAAP measure, based on operating income and excluding corporate reorganization expenses of $0.7 million in Q4 2013 ($11.8M in fiscal 2013) and $9.0 million in Q4 2012 ($18.9M in fiscal 2012) and Cold Stone Creamery de-branding costs of $19.0 million in Q4 2013 ($19.0M in fiscal 2013). Please refer to slides 24 and 25 for the reconciliation to Operating Income, the closest GAAP measure and details of the reconciling items. 17 ($ in millions CDN, except per share data) 2013 2012% 2013 Q4 Q4 Change FY Operating income $147.8 $150.4 (1.8%) $621.1 Adjusted operating income* 167.5 159.4 5.1% 651.9 Interest expense, net 11.1 7.6 47.2% 35.5 Income taxes 34.4 41.3 (16.5%) 157.0 Net income attributable to noncontrolling interests 1.6 1.3 28.3% 4.3 Net income attributable to THI $100.6 $100.3 0.3% $424.4 Diluted EPS attributable to THI $0.69 $0.65 6.2% $2.82 Diluted weighted average shares outstanding (millions) 145,533 154,142 (5.6%) 150,622

Q4 & FY 2013 – Segment Results U.S. CANADA Corporate Services All numbers rounded. N/M – Not Meaningful. Please note that we have reclassified our segments effective Q1 2013, numbers reflect reclassification. *Includes $19.0M from impact of Cold Stone Creamery de-branding **Includes $6.6M impact of restaurant closures 18 Operating Income ($ in millions CDN) 2013 2012% 2013 Q4 Q4 Change FY $165.5* $169.3 (2.3%) $665.7* ($1.1)** $2.4 N/M $5.1** ($18.1) ($14.1) N/M ($44.5)

Dividend Increase and Share Repurchase 19 $0.06 $0.09 $0.12 $0.15 $0.18 $0.21 $0.24 $0.27 $0.30 $0.33 $0.36 29% 2006 Quarterly Dividend History* Share Repurchase ~$1 Billion August – December 2013 (in CDN $) 11% 30% 31% 24% 2014 *Percentages rounded ** Management expects to complete the expanded share repurchase program in August 2014. 24% 23% January – August 2014**

2014 Targets 20 Measure Target Canada U.S. EPS (Fully Diluted) $3.17 - $3.27 Same-Store Sales Growth 1% - 3% 2% - 4% Restaurant Development 140 – 160 40 – 60* Capital Expenditures $180 - $220 million Effective Tax Rate ~29% *Full Serve Restaurants (in CDN $)

Q4 & FY 2013 – Financial Review Balance Sheet Cash and cash equivalents $50.4 Restricted cash and cash equivalents $155.0 Total current assets $575.0 Total assets $2,433.8 Long-term debt** $843.0 Capital leases – long-term $121.0 All numbers rounded. *Includes amounts related to the Expanded Menu Board Program. **Includes $30.2M long-term portion of Advertising Fund debt related to the Expanded Menu Board Program. 22 ($ in millions CDN) ($ in millions CDN) Cash Flow 2013 Q4 FY Cash Capex* $100.7 $243.0 Depreciation and Amortization* $51.4 $161.8

Total systemwide sales growth includes restaurant level sales at both Franchised and Company- operated restaurants. Approximately 99.6% of our systemwide restaurants were franchised as at December 29, 2013. Systemwide sales growth is determined using a constant exchange rate where noted, to exclude the effects of foreign currency translation. U.S. dollar sales are converted to Canadian dollar amounts using the average exchange rate of the base year for the period covered. For the fourth quarter of 2013, systemwide sales on a constant currency basis increased 5.4% compared to the fourth quarter of 2012. Systemwide sales growth in Canadian dollars, including the effects of foreign currency translation, was 5.9% in the fourth quarter of 2013. Full-year systemwide sales increased 4.7% on a constant currency basis in 2013, and 5.0% in Canadian dollars. Systemwide sales are important to understanding our business performance as they impact our franchise royalties and rental income, as well as our distribution income. Changes in systemwide sales are driven by changes in average same-store sales and changes in the number of systemwide restaurants, and are ultimately driven by consumer demand. We believe systemwide sales and same-store sales growth provide meaningful information to investors regarding the size of our system, the overall health and financial performance of the system, and the strength of our brand and restaurant owner base, which ultimately impacts our consolidated and segmented financial performance. Franchised restaurant sales are not generally included in our Condensed Consolidated Financial Statements (except for certain non-owned restaurants consolidated in accordance with applicable accounting rules). The amount of systemwide sales impacts our rental and royalties revenues, as well as distribution revenues. Systemwide Sales Growth & Same-Store Sales 23

Adjusted operating income is a non-GAAP measure. Management uses adjusted operating income to assist in the evaluation of year-over-year performance and believes that it will be helpful and meaningful to investors as a measure of underlying operational growth rates. This non-GAAP measure is not intended to replace the presentation of our financial results in accordance with GAAP. The Company’s use of the term adjusted operating income may differ from similar measures reported by other companies. Adjusted operating income should not be considered a measure of income generated by our business. Our management team compensates for these limitations by relying primarily on GAAP results, and by using adjusted operating income on a supplemental basis. The reconciliation of operating income, a GAAP measure, to adjusted operating income, a non-GAAP measure, is set forth in the table on the next slide. Information on Non-GAAP Measure: Adjusted Operating Income 24

25 Reconciliation of Adjusting Operating Income All numbers rounded. ($ in millions CDN) 2013 2012 2013 2012 Q4 Q4 FY FY Operating income $147.8 $150.4 $621.1 $594.5 Add: Corporate reorganization costs 0.7 9.0 11.8 18.9 Add: Cold Stone Creamery de-branding costs 19.0 0.0 19.0 0.0 Adjusted operating income $167.5 $159.4 $651.9 $613.4